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                                                       Exhibit 10.10


$40,000.00                                      Sarasota, Florida
                                                May 11, 2001

       FOR VALUE RECEIVED, the undersigned ("Company") promises to pay to the order of Bill Davis (hereinafter referred to as "Holder"), Holder's heirs, successors and assigns, at such Bank specified by Holder, by wire transfer, or at such other place as Holder may designate in writing, in lawful money of the United States of America, the principal sum of Forty Thousand Dollars ($40,000.00), together with interest from the date hereof on the outstanding principal balance at a rate of 9% per annum and in accordance with the following provisions:

     1. Payment.  All outstanding principal and all accrued interest shall be
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        due and payable in full on August 11, 2001.   Each payment hereunder
        shall be credited first to interest then due and the remainder shall be applied to reduce the principal balance.

     5. Prepayment. This Note may be prepaid in whole or in part at any time and
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        from time to time without premium or penalty.

     6. Default. If Company defaults hereunder, and if said default is not
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        cured within 5 days after Company's receipt of written notice thereof, all the unpaid principal and all the interest then accrued thereon, at the option of Holder hereof, shall become immediately due and payable without demand or notice, time being of the essence

     4. Waiver of Rights.  Except as otherwise provided herein, Company and each
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        person liable hereon, whether maker, endorser or otherwise, hereby waives (i) presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, diligence in collection, and all other requirements necessary to hold each of them liable hereon, (ii) any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof, and (iii) the right to require Holder to proceed against Company or any of them, or to pursue any other remedy in Holder's power.

     5. Costs and Attorney Fees.  Company shall pay all costs, including without
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        limitation reasonable attorney and paralegal fees through all appeal stages, incurred by Holder in enforcing any right or remedy hereunder, including without limitation for collection.

     6. Remedies Cumulative.  The remedies of Holder hereof, as provided herein
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        or in any other instrument incorporated or referenced herein, shall be cumulative and concurrent.

     7. Modification; Waiver.  No provision herein may be modified or waived
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        except by a writing signed by the party sought to be held thereto.

     8. Governing Law.  This instrument shall be interpreted and governed in all
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        respects according to Florida law.


       IN WITNESS WHEREOF, the undersigned caused this instrument to be executed and delivered as of the date first above-written.

                                SPEEDCOM WIRELESS CORPORATION
                                A Delaware Corporation

                                By_______________________________
                                   Michael W. McKinney, CEO